                                                                    EXHIBIT 99.3

     THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. EACH HOLDER OF THIS SECURITY SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS SECURITY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THIS SECURITY TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         10% SUBORDINATED NOTE DUE 2006

$29,700,000                                                    December 21, 2001

     FOR VALUE RECEIVED, the undersigned, LORAL CYBERSTAR, INC. a Delaware corporation (the "Borrower" or the "Company"), promises to pay to LORAL SPACECOM CORPORATION, or its registered assigns (the "Holder" or the "Investor"), the principal sum of TWENTY NINE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($29,700,000) on July 30, 2006. This Note is subject to optional and mandatory prepayment and shall bear interest at such rates and payable at such times as are set forth herein.

                                   ARTICLE I.

                                  DEFINITIONS

     Section 1.1. Definitions. As used in this Note, the following terms have the following meanings:

          "Default" means any event which, upon the giving of notice or the lapse of time or both, would become an Event of Default.

          "Event of Default" means any event listed as an Event of Default in
     Section 6.1.

          "Indenture" means the Indenture dated as of December 21, 2001, between the Borrower, as issuer, and Bankers Trust Company, as trustee, under which the Borrower will issue the Senior Notes. Unless otherwise specified, references herein are to the Indenture as modified, supplemented or amended from time to time.

          "Interest Payment Date" shall have the meaning set forth in Section
     2.2.

          "Investor" has the meaning specified in preamble.

          "Loral Space" means Loral Space & Communications Ltd., a Bermuda company, and its successors and assigns.

          "Notes" means this Note and other Notes issued in connection with assignments hereof and such other Notes.

          "Obligations" means all obligations, indebtedness, and liabilities of the Borrower to the Investor arising pursuant to this Note, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower for principal under this Note and all interest accruing hereon and all attorneys' fees and other expenses incurred in the enforcement or collection hereof.

          "Person" means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, governmental authority, or other entity.

          "Principal Office" means the principal office of the Holder, presently located at the location set forth on Schedule 3.1.

          "Restricted Subsidiary" shall mean each Subsidiary of the Borrower that is a Restricted Subsidiary under the Indenture, as in effect on the date hereof.

          "Senior Debt" means the due and punctual payment of all obligations, indebtedness, and liabilities of the Borrower to the Senior Noteholders arising pursuant to the Indenture or the Senior Notes, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower for principal of, premium, if any, and interest accruing (including interest accruing after the date of any bankruptcy petition whether or not stayed or enforceable) and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

          "Senior Debt Documents" means all instruments, agreements and/or documents evidencing and/or securing or guaranteeing the Senior Debt.

          "Senior Notes" means the 10% Senior Notes due 2006 issued by the Company under the Indenture.

          "Senior Noteholders" means the holders from time to time of the Senior Notes under the Indenture.

          "Senior Lenders" means the holders of the Senior Notes.

          "Subordinated Loral Space Guaranty" means the Subordinated Guaranty Agreement dated as of the date hereof executed by Loral Space in favor of the Holders from time to time of the Notes, as it may be modified, supplemented or amended from time to time.

          "Subordinated Note Documents" means this Note and all promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, mortgages and agreements executed and delivered pursuant to or in connection with this Note, as such instruments, documents, and agreements may be amended, modified, restated, renewed, extended, or supplemented from time to time.

          "Subordination Provisions" means the intercreditor and subordination provisions set forth on Schedule 4.2 hereto.

          "Subsidiary" shall have the meaning given to it in the Indenture as in effect on the date hereof.

          "Trustee" means Bankers Trust Company, as trustee under the Indenture, or any successor thereto as trustee under the Indenture.

     Section 1.2.  Other Definitional Provisions; Accounting
Determinations. All definitions contained in this Note are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Note refer to this Note as a whole and not to any particular provision of this Note. Unless otherwise specified, all Article and Section references pertain to this Note.

                                  ARTICLE II.

                             PAYMENT TERMS OF NOTE

     Section 2.1. Mandatory Repayment of Principal. Subject to any other terms of this Note requiring additional repayments, the principal balance of this Note shall be paid on July 30, 2006, together with all unpaid interest accrued thereon.

     Section 2.2. Interest. This Note shall bear interest at 10% per annum, payable semiannually in arrears. The Company promises to pay interest on this Note, or any portion thereof outstanding, in arrears, on last day of each January 30 and July 30 (each, a "Interest Payment Date"), commencing January 30, 2002, and at maturity, subject to the last sentence of this Section 2.2. During an Event of Default this

Note shall bear interest at 12% per annum. Notwithstanding the foregoing, so long as any Senior Debt is outstanding, interest hereon shall not be payable in cash but instead shall accrue and be added to the unpaid principal amount hereof (and itself bear interest) at the rate and on the dates set forth above.

     Section 2.3. No Offset, etc. All payments by the Borrower under this Note shall be made without setoff or counterclaim.

                                  ARTICLE III.

                                    PAYMENTS

     Section 3.1. Method of Payment. Subject to the Subordination Provisions, all payments of principal, interest, and other amounts to be made by the Borrower under this Note shall be made to the Holder as set forth on Schedule
3.1 or as otherwise indicated by the Holder to the Borrower in writing in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 a.m., New York City time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Holder the sums payable by the Borrower under this Note and the other Subordinated Note Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Investor may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Each payment received by the Borrower under this Note or any other Subordinated Note Document for the account of the Holder shall be paid promptly to Holder, in immediately available funds. Whenever any payment under this Note or any other Subordinated Note Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

     Section 3.2. Optional Prepayment of this Note. Subject to the prohibitions contained in the Subordination Provisions, the Company shall have the right at any time after the issuance and from time to time thereafter to prepay the Notes, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Holders, without premium or penalty.

                                  ARTICLE IV.

                                 SUBORDINATION

     Section 4.1. Subordination. The payment of the principal of and interest on this Note are subordinate and junior to the extent and in the manner set forth in the Subordination Provisions. Each Holder, by acceptance of this Note, agrees to the Subordination Provisions.

                                   ARTICLE V.

                                   COVENANTS

     The Borrower covenants and agrees with the Holders that, as long as the Obligations or any part thereof are outstanding, the Borrower will, and will cause each Restricted Subsidiary to, perform and observe the following covenants:

          (a) Reporting Requirements. The Borrower will furnish to each Holder the same reports the Borrower is required to deliver to the Senior Noteholders or the Trustee under the Indenture as in effect on the date hereof at such times as the Indenture requires such reports to be delivered to the such persons.

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

          (b) Notice of Default. As soon as possible and in any event within twenty (20) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

     Section 5.2. Compliance with Indenture Covenants. The Borrower will, and will cause each Restricted Subsidiary, to comply with each of the covenants, mutatis mutandis, set forth in Articles IV (other than Section 4.02) and V (subject to the override provisions of Section 4.24 of the Indenture as in effect on the date hereof) of the Indenture as in effect on the date hereof. If requested by any Holder of a Note, the Borrower will enter into such amendments to this Note to set forth herein such covenants in complete terms rather than through this incorporation by reference.

                                  ARTICLE VI.

                               EVENTS OF DEFAULT

     Section 6.1. Events of Default. Each of the following shall be deemed an "Event of Default":

          (a) The Borrower shall fail to pay when due (i) any principal amount of the Note or (ii) any interest on this Note and such failure to pay interest continues for a period of 30 days.

          (b) (i) The Borrower defaults in the performance of or breaches any other covenant or agreement of the Company in this Note (other than a default specified in clause (a) above) and such default or breach continues for a period of 30 consecutive days after Holders of at 25% or more in aggregate principal amount of the Notes; or (ii) an Event of Default occurs under clause (e) or (f) of Section 6.01 of the Indenture as in effect on the date hereof, or (iii) an Event of Default shall occur under clause (g) or (h) of the Indenture as in effect on the date hereof.

          (c) The Subordinated Loral Space Guaranty shall cease to be, or shall be asserted in writing by the Borrower or Loral Space not to be, in full force and effect or enforceable in accordance with its terms.

          (d) The occurrence of an Event of Default under the Subordinated Loral Space Guaranty.

     Section 6.2. Remedies. If any Event of Default shall occur and be continuing, the Investor may, subject to the Subordination Provisions, do any one or more of the following:

          (a) Acceleration. declare this Note to be immediately due and payable, and declare all outstanding principal of and accrued and unpaid interest on this Note and all other obligations of the Borrower under the Subordinated Note Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower;

          (b) Judgment.  reduce any claim to judgment; and

          (c) Rights. exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Subordinated Note Documents, by equity, or otherwise;

provided, however, that upon the occurrence of an Event of Default under Section 6.01(g) or (h) of the Indenture as in effect on the date hereof constituting an Event of Default under Section 6.1(b)(iii), the outstanding principal of and accrued and unpaid interest on this Note and all other obligations of the Borrower under the Subordinated Note Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section 6.3. Performance by the Holder. If the Borrower shall fail to perform any covenant or agreement in accordance with the terms of this Note, the Holder may, perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the

Holder, promptly pay any amount expended by the Holder in connection with such performance or attempted performance to the Holder at the Principal Office, together with interest thereon at the interest rate set forth in Section 2.2. from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Investor shall not have any liability or responsibility for the performance of any obligation of the Borrower under this Note or any of the other Subordinated Note Documents.

                                  ARTICLE VII.

                                 MISCELLANEOUS

     Section 7.1. Expenses. The Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Investor in connection with the preparation, negotiation, execution, and delivery of this Note and the other Subordinated Note Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Investor, (b) all costs and expenses of the Holders in connection with any Default and the enforcement of this Note or any other Subordinated Note Document, including, without limitation, the fees and expenses of legal counsel for the Holders, and (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Note or any of the other Subordinated Note Documents.

     Section 7.2. Indemnification. THE BORROWER SHALL INDEMNIFY EACH HOLDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE SUBORDINATED NOTE DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE SUBORDINATED NOTE DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR RESULTING FROM THE OPERATION OF THE BUSINESS OF THE COMPANY OR ANY SUBSIDIARY OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS NOTE OR OF ANY OTHER SUBORDINATED NOTE DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON BUT EXCLUDING ANY OF THE FOREGOING RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON.

     Section 7.3. Limitation of Liability. Neither any Holder nor any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Note or any of the other Subordinated Note Documents, or any of the transactions contemplated by this Note or any of the other Subordinated Note Documents. The Borrower hereby waives, releases, and agrees not to sue the Holder or any of its respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Note or any of the other Subordinated Note Documents, or any of the transactions contemplated by this Note or any of the other Subordinated Note Documents.

     Section 7.4. No Waiver; Cumulative Remedies. No failure on the part of the Investor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Note and the other Subordinated Note Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.5.  Successors and Assigns.

     (a) Conditions to Assignment by any Holder. Any Holder may assign all or a portion of its interests, rights and obligations under this Note (including all or a portion of this Note(s) held by it); provided, however, that assignment shall be in an amount of not less than $500,000, and the parties to such assignment shall execute and deliver to the Company, for recording in the Register (as such capitalized term is defined in subparagraph (c) of this Section 7.5), an assignment and acceptance (an "Assignment and Acceptance"), together with any Subordinated Note(s) subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Holder hereunder.

     (b) Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assignor makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Note or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Note, the other Subordinated Note Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Holder makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Company or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Note or any of the other Subordinated Note Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Note, together with copies of the most recent financial statements delivered to the assigning Holder by the Company pursuant to the provisions of
ARTICLE V(a) hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Holder, the Investor or any other Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Note; (f) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Note are required to be performed by it as a Holder; and (g) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     (c) Register. The Company shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Holders and the principal amount of this Note(s) owing to the Holder(s) from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company may treat each Person whose name is recorded in the Register as a Holder hereunder for all purposes of this Note. The

Register shall be available for inspection by the Company and the Holder(s) at any reasonable time and from time to time upon reasonable prior notice.

     (d) New Note(s). Upon its receipt of an assignment executed by the parties to such assignment, together with each Note subject to such assignment, the Company shall (a) record the information contained therein in the Register, and
(b) give prompt notice thereof to the Holder(s) (other than the assigning Holder). Within five (5) Business Days after receipt of such notice, the Company, at its own expense, shall execute and deliver to the assignee, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Holder has retained some portion of its obligations hereunder, a new Note to the order of the assigning Holder in an amount equal to the amount retained by it hereunder. Such new Note shall provide that they are replacements for the surrendered Note(s), shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Note(s), shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Note(s). The surrendered Note(s) shall be canceled and returned to the Company.

     (e) Assignment by Company. The Company shall not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder(s).

     Section 7.6. Survival. All representations and warranties made in any document, statement, or certificate furnished in connection with this Note shall survive the execution and delivery of this Note and the other Subordinated Note Documents, and no investigation by the Investor or any closing shall affect the representations and warranties or the right of the Investor to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Sections 7.1 and 7.2 shall survive repayment of the Notes.

     Section 7.7. Entire Agreement. THIS NOTE AND THE OTHER SUBORDINATED NOTE DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE NOTE AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, NOTES, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL NOTES OR DISCUSSIONS THE PARTIES HERETO. THERE ARE NO ORAL NOTES AMONG THE BORROWER AND THE INVESTOR.

     Section 7.8. Amendments, Etc. No amendment or waiver of any provision of this Note or any other Subordinated Note Document to which the Borrower is a party, nor any consent to any departure by the Borrower or any Subsidiary therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Holders and the Borrower in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.9. Maximum Interest Rate. No provision of this Note or of any other Subordinated Note Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Subordinated Note Document or otherwise in connection with the transactions contemplated hereby, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Holder ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by this Note; and, if the principal of this Note has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the maximum rate, the Borrower and the Holders shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that interest for the entire term does not exceed the maximum rate.

     Section 7.10. Notices. All notices and other communications provided for in this Note and the other Subordinated Note Documents to which the Borrower is a party shall be given or made by telex, telegraph, telecopy, or in writing and telexed, telecopied, telegraphed, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof in the case of the Borrower, to the address set forth in Schedule 3.1 in the case of the Investor; or, as to the Borrower, the Investor or any Holder at such other address as shall be designated by such Person in a notice to the Borrower or such other Person given in accordance with this Section. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to a Holder shall not be effective until received by such Holder.

     Section 7.11. Governing Law; Venue; Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America (without reference to principles of conflicts of laws). This Note has been entered into in New York County, New York, and it shall be performable for all purposes in New York County, New York. Any action or proceeding against the Borrower under or in connection with any of this Note Documents may be brought in any state or federal court in New York County, New York. The Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. The Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 7.10. Nothing herein or in any of the other Subordinated Note Documents shall affect the right of a Holder to serve process in any other manner permitted by law or shall limit the right of a Holder to bring any action or proceeding against the Borrower or with respect to any of its property in courts in other jurisdictions.

     Section 7.12. Severability. Any provision of this Note held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Note and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 7.13. Headings. The headings, captions, and arrangements used in this Note are for convenience only and shall not affect the interpretation of this Note.

     Section 7.14. Construction. The Borrower acknowledges, by accepting this Note the Investor acknowledges, that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Note and the other Subordinated Note Documents with its legal counsel and that this Note and the other Subordinated Note Documents shall be construed as if jointly drafted by the parties hereto.

     Section 7.15. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 7.16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, AND EACH HOLDER, BY ITS ACCEPTANCE OF THIS NOTE, HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THIS NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE

ACTIONS OF THE INVESTOR IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 7.17. Conflict. In the event of a conflict between the express terms hereof and any other Subordinated Note Document, the terms hereof shall control. Notwithstanding the foregoing, such additional and supplemental terms and conditions of the Subordinate Loan Documents shall not be limited by this
Section 7.17.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first above written.

                                          LORAL CYBERSTAR, INC.,

                                          By: /s/ Janet T. Yeung
                                          Name: Janet T. Yeung
                                          Title: Vice President and Assistant
                                          Secretary

                                          Address for Notices:

                                          Loral Cyberstar, Inc.
                                          600 Third Avenue
                                          New York, New York
                                          Attn: Janet T. Yeung
                                          Facsimile: 212-338-5350

                                                                    SCHEDULE 3.1

                 PAYMENT INSTRUCTIONS AND ADDRESSES FOR NOTICES

    PRINCIPAL OFFICE FOR PAYMENTS

    Loral SpaceCom Corporation
    600 Third Avenue
    New York, New York 10017
    Attention: Mr. Eric Zahler
    Facsimile: 212-338-5350

    ADDRESS FOR NOTICES:

    Loral SpaceCom Corporation
    600 Third Avenue
    New York, New York 10017
    Attention: Mr. Eric Zahler
    Facsimile: 212-338-5350

                                     3.1.1

                                                                    SCHEDULE 4.1

                            SUBORDINATION PROVISIONS

     1. Subordination. Payment of principal and interest in respect of the indebtedness evidenced by this Note shall be junior and subordinate and subject in right of payment to all Senior Debt. Unless otherwise defined in this Schedule, (a) all capitalized terms not otherwise defined have the meanings given to them in the Notes and (b) all references to Sections are to Sections of this Schedule 4.1.

     2.  Payments on Account of Subordinated Debt.

     (a) Except as set forth in this Section 2 or in Section 3 hereof, unless and until all Senior Debt shall have been Paid In Full, the Company will not make, and no holder of this Note will demand, accept, or receive, any direct or indirect payment (in cash, property, by setoff, or otherwise) of or on account of this Note and the holder of this Note shall not be entitled to declare this Note to be in default, accelerate the payment date of this Note, file a petition or claim under any Bankruptcy Law or take any other action with respect to the Company or this Note as a consequence of the failure of the Company to make any payment or perform any of its other obligations in respect of this Note.

     (b) Notwithstanding the provisions of Section 2(a), the holder of this Note shall have the right to (i) accelerate pursuant to Section 6.2 of the Note the payment of all amounts owed to the holder of this Note and (ii) commence any action to enforce or collect such obligations and take any action otherwise prohibited by Section 2(a); provided, however, that if and so long as an Indenture Default or Indenture Event of Default exists or would exist after giving effect to the payment of such amount the holder of this Note shall not be entitled to receive and retain any amounts owed to it in respect of this Note until all Senior Debt has been Paid In Full.

     3. Insolvency, etc. If an Event of Bankruptcy occurs, then and in any such event:

          (a) all Senior Debt (including any interest thereon and any other obligation with respect to such Senior Debt accruing after the commencement of such proceedings and any additional interest that would have accrued thereon but for the commencement of such proceedings, whether or not such interest is a claim or is collectible) shall first be Paid In Full before any payment or distribution of any character, whether in cash, securities or other property, shall be made by the Company in respect of this Note;

          (b) any payment or distribution of any character, whether in cash, securities, or other property, which would otherwise (but for the terms hereof) be payable or deliverable by the Company in respect of this Note, shall be paid or delivered directly to the holders of Senior Debt at the time outstanding (or the Trustee), ratably according to the respective aggregate amounts remaining unpaid thereon, until all Senior Debt (including any interest thereon and any other obligation with respect to such Senior Debt accruing after the commencement of such proceedings and any additional interest that would have accrued thereon but for the commencement of such proceedings, whether or not such interest is a claim or is collectible) shall have been Paid In Full, and the holder of this Note at the time outstanding irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries; and

          (c) the holder of this Note will at the request of the Trustee file any claim, proof of claim or other instrument of similar character necessary to enforce the obligations of the Company in respect of this Note. In the event that the holder of this Note shall fail to take such action requested by the Trustee, the Trustee may, as attorney-in-fact for the holder of this Note, take such action on behalf of the holder of this Note and the holder of this Note hereby appoints the Trustee as its attorney-in-fact to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character and to take such other action (excluding acceptance or rejection of any plan of reorganization or

                                      4.1.1
     arrangement) in such Trustee's own name or in the name of the holder of this Note as such Trustee may deem necessary or advisable for the enforcement of the terms hereof and the holder of this Note will execute and deliver to each Trustee such other and further powers of attorney or other instruments as such Trustee may request in order to accomplish the foregoing. Notwithstanding the foregoing, the Holder, not the Trustee, shall be entitled to accept or reject any plan of reorganization or arrangement.

     4. Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities or other property) or any security shall be received by the holder of this Note in contravention of any of the terms hereof and before all Senior Debt shall have been Paid In Full, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Trustee for the benefit of the holders of the Senior Debt at the time outstanding for application to the payment of all Senior Debt remaining unpaid, ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary for all such Senior Debt to be Paid In Full. In the event of the failure of the holder of this Note to endorse or assign any such payment, distribution or security, the Trustee is hereby irrevocably authorized to endorse or assign the same.

     5. Subrogation. Upon the Payment In Full of all Senior Debt, the holder of this Note shall be subrogated to any rights of the holders of Senior Debt to receive all further payments or distributions applicable to the Senior Debt, until this Note shall have been Paid In Full, and for purposes of such subrogation, any payment or distribution applicable to Senior Debt of cash, securities, or other property, to which the holder of this Note would have been entitled except for these subordination provisions, shall not, as between the Company and its creditors (other than the holders of the Senior Debt), on the one hand, and the holder of this Note, on the other hand, be deemed to be a payment or distribution by the Company to or on account of Senior Debt.

     6.  Obligations Not Impaired.  Except to the extent this Note provides that
(i) this Note may not become due and payable or be paid, and (ii) the holder of this Note may not commence or join in any proceeding under any Bankruptcy Law unless the holders of Senior Debt shall also join in bringing such proceeding, nothing contained in this Note shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of this Note the principal hereof and interest hereon as and when the same shall become due and payable in accordance with the terms hereof.

     7. Subordination Not Affected, etc. The terms of this Note, the subordination effected hereby and the rights of the holders of the Senior Debt, shall not be affected by (i) any amendment of or addition or supplement to any Senior Debt or any instrument or agreement relating thereto, (ii) any exercise or nonexercise of any right, power or remedy under or in respect of any Senior Debt or any instrument or agreement relating thereto, (iii) any sale, exchange, release or other transaction affecting all or any part of any property at any time pledged or mortgaged to secure, or however securing, Senior Debt, or (iv) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior Debt or any instrument or agreement relating thereto, whether or not the holder of this Note shall have had notice or knowledge of any of the foregoing.

     8. Amendments, Waiver, etc. Neither this Note nor any term hereof may be amended, modified or waived, except with the prior written consent of the holders owning a majority of the outstanding principal amount of the Senior Debt; provided, however, that any consent delivered by the Trustee shall be deemed to have been so authorized.

     9. Subordination a Condition to Consent of Holders of Senior Debt. The Holder of this Note, by its acceptance hereof, agrees that the consent of the holders of the Senior Debt to the incurrence by the Company of such indebtedness has been given in reliance upon the subordination of such indebtedness to the Senior Debt.

                                      4.1.2

     10. Definitions, etc. As used in Schedule 4.1, the following terms shall have the following respective meanings:

          "Agreements" means the Senior Debt Documents and the Subordinated Note Documents.

          "Bankruptcy Law" shall mean any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government.

          "Event of Bankruptcy" shall mean (i) any insolvency or bankruptcy proceeding under any Bankruptcy Law, or any receivership, liquidation, reorganization or other similar proceeding in connection therewith, relative to the Company or its property, or (ii) any proceeding for voluntary liquidation, dissolution or other winding-up of the Company, and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors by the Company, or (iv) any distribution, division, marshalling or application of any of the properties or assets (including, without limitation, properties or assets securing this Note) of the Company or the proceeds thereof, to creditors, voluntary or involuntary, and whether or not involving legal proceedings, in connection with the dissolution, winding-up, liquidation, reorganization or other proceeding relating to the Company.

          "Paid In Full" means the payment in full in cash or cash equivalents.

          "Indenture Event of Default" means an Event of Default under the Indenture.

          "Indenture Unmatured Event of Default" means a Default under the Indenture.

                                      4.1.3